Exhibit 10.26

AMENDMENT TO THE
8% CONVERTIBLE SECURED NOTE PURCHASE AGREEMENT,
8% CONVERTIBLE SECURED NOTES AND
RELATED SECURITY AGREEMENTS

Reference is made to:

(i) the 8% Convertible Secured Notes (the “Notes”) issued by Alliance Pharmaceutical Corp. (the “Company”) pursuant to that certain 8% Convertible Secured Note Purchase Agreement (the “Agreement”) among the Company and the purchasers signatory thereto, dated as of October 4, 2002;

(ii) the Imagent Security Agreement (the “Imagent Security Agreement”), dated as of October 4, 2002, made by the Company to SDS Merchant Fund, L.P (the “Collateral Agent”) for the benefit of the holders of the Notes;

(iii) the General Collateral Security Agreement (the “General Collateral Security Agreement”), dated as of October 4, 2002, made by the Company to the Collateral Agent for the benefit of the holders of the Notes; and

(iv) the Imagent and Oxygent Patent and Trademark Security Agreement (the “Imagent and Oxygent Patent and Trademark Security Agreement”), dated as of October 4, 2002, made by the Company to the Collateral Agent for the benefit of the holders of the Notes;

(v) the Debenture Imagent Security Agreement (the “Debenture Imagent Security Agreement”), dated as of October 4, 2002, made by the Company to the parties signatory thereto;

(vi) the Debenture General Collateral Security Agreement (the “Debenture General Collateral Security Agreement”) dated as of October 4, 2002, made by the Company to the parties signatory thereto;

(vii) the Debenture Imagent and Oxygent Patent and Trademark Security Agreement (the “Debenture Imagent and Oxygen Patent and Trademark Security Agreement,” and, collectively with the Imagent Security Agreement, the General Collateral Security Agreement, the Imagent and Oxygen Patent and Trademark Security Agreement, the Debenture Imagent Security Agreement and the Debenture General Collateral Security Agreement, the “Security Agreements”), dated as of October 4, 2002, made by the Company to the parties signatory thereto;

(viii) the Intercreditor Agreement (the “Intercreditor Agreement”) dated as of October 4, 2002, among the Collateral Agent, for itself and the holders of the Notes, SDS Merchant Fund, L.P., Brown Simpson Partners I, L.P., Castle Creek Healthcare Investors, LLC, CC Life Science, Ltd., and CCL Fund LLC (collectively, the “Subordinated Debenture Holders”) and the Company; and

(ix) the Intercreditor Agreement (the “Xmark Intercreditor Agreement,” and together with the Intercreditor Agreement, the “Intercreditor Agreements”), dated as of October 4,

2002, among the Collateral Agent, for itself and the holders of the Notes, the Company, the Subordinated Debenture Holders and Xmark Fund, L.P. and Xmark Fund, Ltd. (the “Senior Leaders”).

Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Agreement.

In accordance with Section 11(b) of the Agreement, the undersigned, constituting the holders of a majority of the currently outstanding aggregate principal amounts of the Notes, hereby agree to amend as of the date hereof, Section 1(b) of the Agreement, and any reference to the aggregate principal amount of the Notes, to provide that the aggregate principal amount of the Notes shall not exceed $5,000,000.

In accordance with Section 11 of each of the Imagent and Oxygent Patent and Trademark Security Agreement and the Debenture Imagent and Oxygent Patent and Trademark Security Agreement, Section 12 of each of the Imagent Security Agreement and the Debenture General Collateral Security Agreement and Section 13 of each of the General Collateral Security Agreement and the Debenture Imagent Security Agreement, the undersigned, constituting the holders a majority of the currently outstanding aggregate principal amounts of the Notes, hereby agree to amend the second recital of each of the security Agreements, and any reference to the aggregate principal amount of the Notes, to provide that the aggregate principal amount of the Notes shall not exceed $5,000,000.

In accordance with Section 4.3 of the Intercreditor Agreement, the undersigned, constituting the Subordinated Debenture Holders, the Collateral Agent and the Company hereby:

(i)     acknowledge that any reference to the aggregate principal amount of the Notes in the Intercreditor Agreement shall be amended as of the date hereof to provide that the aggregate principal amount of the Notes shall not exceed $5,000,000; and

(ii)     amend as of the date hereof Section 3.6 of the Intercreditor Agreement, clause (i) to read as follows: “(i) any increase in the principal amount of the Senior Obligations in excess of $5,000,000 resulting from the issuance and sale for cash of Notes or Subsequent Debt (as such term is defined in the Waiver and Consent); and.”

In accordance with Section 4.3 of the Xmark Intercreditor Agreement, the undersigned, constituting the Subordinated Debenture Holders, the Collateral Agent, the Company and the Senior Lenders hereby:

(i)     acknowledge that any reference to the aggregate principal amount of the Notes in the Xmark Intercreditor Agreement shall be amended as of the date hereof to provide that the aggregate principal amount of the Notes shall not exceed $5,000,000; and

(ii)     amend as of  the date hereof Section 4.9 of the Xmark Intercreditor Agreement to read as follows: “Subsequent Debt shall mean, in the event that the aggregate gross proceeds from the sale of the Notes pursuant to the Convertible Secured Note Purchase Agreement is less than $5,000,000, the issuance by the Borrower, in one or a series of transactions, on or prior to January 31, 2003, of additional securities having substantially the same economic terms as those set forth in the Notes and the Convertible Secured Note Purchase

Agreement, which transactions, together with the Notes, results in total gross proceeds of not more than $5,000,000 to the Borrower.”

IN WITNESS WHEREOF, the undersigned have caused this Amendment to the 8% Convertible Secured Note Purchase Agreement, 8% Convertible Secured Notes and Related Security Agreements to be duly executed by their respective officers duly authorized as of the day hereof.

Dated: February 26, 2003

SDS MERCHANT FUND, L.P.

	By:	/s/ Steve Derby
Name: Steve Derby
Title: Managing Member

PHOTOGEN TECHNOLOGIES, INC.

By:	/s/ Taffy Williams
Name: Taffy Williams
Title: President & CEO

BROWN SIMPSON PARTNERS I, L.P.

By:	/s/ Mitchell D. Kaye
Name :Mitchell D. Kaye
Title: Managing Principal

CASTLE CREEK HEALTHCARE INVESTORS, LLC

By:	/s/ Thomas A. Frei
Name: Thomas A. Frei
Title: Managing Director

CC LIFE SCIENCE, LTD.

By:	/s/ Thomas A. Frei
Name: Thomas A. Frei
Title: Managing Director

CCL FUND LLC

By:	/s/ Thomas A. Frei
Name: Thomas A. Frei
Title: Managing Director

XMARK FUND, L.P.

By:	/s/ Mitchell D. Kaye
Name: Mitchell D. Kaye
Title: Chief Investment Officer

XMARK FUND, L.P.

By:	/s/ Mitchell D. Kaye
Name: Mitchell D. Kaye
Title: Chief Investment Officer

Acknowledged:

ALLIANCE PHARMACEUTICAL CORP.

By:	/s/ Duane J. Roth
Name: Duane J. Roth
Title: Chairman, Chief Executive Officer and Chief Financial Officer